EXHIBIT 10.7





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         THIS  WARRANT AND THE SHARES OF COMMON  STOCK  ISSUABLE  UPON  EXERCISE
HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURlTIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS, UNLESS INFORMATION ANALYSIS INCORPORATED RECEIVES A SATISFACTORY OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                                     WARRANT
                                     -------

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                      OF INFORMATION ANALYSIS INCORPORATED

                        Date of Issuance: Feb. 24, 1993

         THIS CERTIFIES that, for value received, JAMES C. WESTER, or registered assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from INFORMATION ANALYSIS INCORPORATED, a Virginia corporation (the "Company"), at the price hereinafter set forth, 12,000 shares of the Company's S0.01 par value common stock (all of the Company's shares of Common Stock being hereafter referred to as "Common Stock"). This Warrant is hereinafter referred to as the "Warrant" and the shares of Common Stock issued or then issuable pursuant to the terms hereof are hereinafter sometimes referred to as "Warrant Shares".

         Section 1. Exercise of Warrant. This Warrant shall be exercised in whole or in part at any time and from time to time on or after its date of issuance but prior to the Expiration Date defined in Section 12 by presentation of the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price set forth in Section 7 hereof, for the number of shares specified in such form. Upon receipt by the Company of the Purchase Form executed as aforesaid, at the office of the Company, accompanied by payment of the Exercise Price, the Company shall issue and deliver to the Holder within a reasonable period of time not to exceed 10 days an additional Purchase Form for future exercise of this Warrant which on its face shall note the total number of shares heretofore purchased under this Warrant (including the shares then being purchased) and a certificate or certificates for the shares of Common Stock then being issued upon such exercise. If deemed necessary by the Company, such certificates shall bear restricted legends substantially similar to the legend appearing on the face of this Warrant.


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          Section 2. Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

          Section 3. Fractional Shares. This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

          Section 4. Assignment of Warrant. Subject to applicable securities laws, the Holder of this Warrant shall have the right to transfer and assign this Warrant and the right to purchase all (but not less than all) of the shares issuable hereunder. Upon such transfer or assignment, the Holder shall surrender this Warrant to the Company with the Assignment Form in the form annexed hereto duly executed and with funds sufficient to pay any transfer taxes, and the Company shall cancel this Warrant, and without charge, shall execute and deliver a new Warrant of like tenor in the name of the assignee entitling such assignee to all rights and interests of its assignor at the time of assignment of this Warrant.

          Section 5. Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

          Section 6. Rights of the Holder. No provision of this Warrant shall be construed as conferring upon the Holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          This Warrant and the shares issuable hereunder shall not be sold, offered for sale, pledged, hypothecated, or otherwise transferred in the absence of registration under the Securities Act of 1933, as amended, and other applicable securities laws or the Company's receipt of an opinion of counsel satisfactory to the Company that such registration is not required.

          Section 7. Exercise Price. The purchase price for each share purchased under this Warrant shall be five dollars (S5.00) per share; provided, however, that if the Company shall subdivide its outstanding shares of Common Stock by stock split or stock dividend, the purchase price hereunder shall proportionately decrease and if the


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Company  shall  combine  its  outstanding   shares  of  Common  Stock  by  stock
combination, the purchase price hereunder shall proportionately increase.

          Section 8. Adjustment in Number of Warrant Shares. This Warrant shall upon its issuance be exercisable in accordance with the terms hereof, for 2,000 shares of Common Stock; provided, however, if the Company shall subdivide its outstanding shares of Common Stock by stock split or stock dividend, the number of shares of Common Stock issuable hereunder shall proportionately increase, and if the Company shall combine its outstanding shares of Common Stock by a stock combination, the number of shares of Common Stock issuable hereunder shall proportionately decrease.

          Section 9. Dissolution or Liquidation. In case the Company shall at any time prior to the Expiration Date set forth in Section 12 hereof, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the exercise of this Warrant in whole or in part and prior to any such distribution in dissolution or liquidation, to receive on such exercise, in lieu of the shares of Common Stock which the Holder would have been entitled to receive, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been the holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such liquidation distribution.

          Section 10. Notices to Warrant Holder. If the Company shall pay any dividend or make any distribution upon the shares of its Common Stock or (ii) the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any classes or any other rights, or
(iii) if any capital reorganization of the Company, reclassification of the Common Stock of the Company, consolidation or merger of the Company with or into another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be affected, then, in any such case, the Company shall cause to be delivered to the Holder, a notice of any such actions at the same time and in the same for that notice thereof is provided, if at all, to the stockholders of the Company.

          Section 11. Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation or which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind

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and amount of shares of stock and other securities and property  receivable upon such reclassification, capital reorganization or other change, consolidation or merger, by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation or merger. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing
provisions   of  this   Section   11  shall   similarly   apply  to   successive
reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations and mergers. In the event that in any such capital reorganization or reclassification, consolidation or merger, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock any amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company shall be final and binding on the Holder.

         Section 12. Applicable Law. This Warrant shall be construed in accordance with the laws of the Commonwealth of Virginia.

         Section 13. Expiration Date. The Warrant shall terminate on the Expiration Date and may not be exercised on or after such date. The Expiration Date shall be ten (10) years from the date of issuance of this Warrant except this Warrant shall expire one year prior to the Expiration Date as to a number of Warrant Shares equal to the difference (but not less than zero) between (i) 2,000 and (ii) the number of Warrant Shares issued upon prior exercise(s) of this Warrant.

                                            INFORMATION ANALYSIS INCORPORATED

Attest:

/s/ Rosemary Wozniek                        /s/ Sandor Rosenberg
------------------------------              ---------------------------------
Secretary                                   By:
                                               ------------------------------
                                            Title: President
                                                  ---------------------------

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                                ASSIGNMENT FORM
                                ---------------

Dated:_____________________

         For value received ____________________________________________________
hereby sells, assigns and transfers unto

Name____________________________________________________________________________
    (Please typewrite or print in block letters)

Address_________________________________________________________________________

________________________________________ and appoints _______________________ as

Attorney to transfer said Warrant on the books of the within named Company with full power of substitution in the premises.

                                    ________________________________
                                    Signature


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                                 PURCHASE FORM
                                 -------------

         The undersigned hereby irrevocably elects to exercise its right to purchase _______ shares of the $0.01 par value Common Stock of Information Analysis Incorporated, such right being pursuant to a Warrant dated ___________, and as issued to the undersigned by Information Analysis Incorporated, and remits herewith the sum of $_________ in payment for same in accordance with the Exercise Price specified in Section 7 of said Warrant.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_________________________________________________
    (Please typewrite or print in block letters)

Address______________________________________________

Dated:______________________    _____________________
                                Signature

Shares Heretofore Purchased Under Warrant ___________

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